Sandler O’Neill + Partners, L.P. East Coast Financial Services Conference November 2009 NASDAQ Global Market: ALNC www.alliancefinancialcorporation.com Exhibit 99.1

Forward Looking Statements
This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements include, but are not limited to, statements about Alliance Financial Corporation’s (“Alliance” or “ALNC”) future financial condition, operating results, management’s expectations regarding future growth opportunities and business strategy and other statements contained in this presentation that are not historical facts, as well as other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” or words with similar meaning.  These forward-looking statements are based upon the current beliefs and expectations of Alliance’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control.  In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change.  Actual results may differ materially from the anticipated results discussed in these forward-looking statements.  The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1)
changes in general economic conditions, either nationally or locally in the areas in which we conduct or will conduct our business; (2) the interest rate environment may compress margins and adversely affect net interest income; (3) increases in competitive pressures among financial institutions and businesses offering similar products and services; (4) higher defaults on our loan portfolio than we expect; (5) changes in management’s estimate of the adequacy of the allowance for loan losses; (6) the risks associated with continued diversification of assets and adverse changes to credit quality; (7) difficulties associated with achieving expected future financial results; (8)
legislative or regulatory changes, including changes in FDIC assessments, or changes in accounting principles, policies or guidelines; (9) management’s estimates and projections of interest rates and interest rate policy; and (10) cost savings and accretion to earnings from mergers and acquisitions may not be fully realized or may take longer to realize than expected.  Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Alliance’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange
Commission and available at the SEC’s Internet site (http://www.sec.gov).  Alliance cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date they were made.  Except as required by law, Alliance does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statement is made.
Source Information
Information throughout this presentation whose description includes reference to “SNL” was derived from SNL Financial.  Final peer information as of and for the quarter ended 9/30/09 is not yet available, and therefore is omitted in this presentation.

Snapshot of Alliance Financial
• Continuing capital generation through earnings retention
• Capital ratios comfortably exceed well-capitalized
thresholds
• Redeemed TARP Senior Preferred Stock; approved by
OCC and Federal Reserve without conditions
Capital
• Asset quality metrics superior to peer averages
• Alliance does not originate non-recourse residential or
commercial construction loans
• Alliance is a conventional residential mortgage lender
No sub-prime, Alt-A or loans to residential or
condo developers
Stayed in our Central New York market
• Alliance maintains a conservative investment portfolio
High-quality investment grade portfolio
$9.7 million net unrealized gains at 9/30/09
No OTTI issues
Asset Quality
• Record net income in 2008
• 2009 first nine months earnings exceed analyst consensus
estimates
• Net income at historical highs 4 of past 6 quarters
Earnings
• Share price outperformed SNL index of $1B - $5B banks
over 1, 3 and 5 year periods
• Four consecutive years of dividend increases
• Added to Russell 3000 Index June 2009
Shareholder Value

Summary Statistics – September 30, 2009
Assets: $1.5 Billion
Loans: $927.7 Million
Deposits: $1.1 Billion
Tangible Common Equity: $82.3 Million
Tangible Common Book Value per Share: $17.84
Shares Outstanding (at October 29, 2009): 4,624,635
Banking Offices: 29
Market Capitalization (at October 29, 2009): $121.9 Million
Insider Ownership: 8.0%

Alliance Bank, N.A.
Experienced and Seasoned Senior Management Team
Title
Age
Years in
Banking
Years with
Alliance
Jack H. Webb President & CEO 57 35 10
John H. Watt, Jr. Executive Vice
President
51 25 6
J. Daniel Mohr Executive Vice
President & CFO
45 13 3
James W. Getman Executive Vice
President & Senior
Loan Officer
61 39 10
Steven G. Cacchio Senior Vice President 45 18 11
Claudia J. Tavernese Senior Vice President
Risk Management
61 24 6

Fort Drum
Watertown
11
Fulton
Rome
69
49
12
Utica
8
690
90
190
104
Canandaigua
Geneva
20
2
81
Cortland
Ithaca
Oneonta
17
0
37.5mi

Alliance Financial Corporation

6 Alliance Bank N.A. Branch Franchise

Deposit Market Share
No. 1 and No. 2, respectively, in legacy counties of Cortland and
Madison
Substantial growth opportunity in Syracuse as locally headquartered alternative to mega-banks
Sources: SNL Securities, FDIC
2008
Cortland
County
Onondaga
County
2009
Rank
2008
Rank Institution (ST)
Number of
Branches
Total Deposits
in Market
Total Market
Share (%)
2009
Rank Rank Institution (ST)
Number of
Branches
Total Deposits
in Market
Total Market
Share (%)
1 1 Alliance Financial Corp. (NY) 5 235,792 38.93
1 1 M&T Bank Corp. (NY) 28 2,150,223 27.00
2 2 First Niagara Finl Group (NY) 3 156,219 25.79 2 2 KeyCorp (OH) 20 1,608,971 20.20
3 3 KeyCorp (OH) 2 64,782 10.70 3 3 HSBC Holdings plc 17 1,025,255 12.87
4 4 HSBC Holdings plc 1 52,258 8.63 4 4 JPMorgan Chase & Co. (NY) 11 603,922 7.58
5 5 M&T Bank Corp. (NY) 2 27,264 4.50 5 6 Bank of America Corp. (NC) 14 548,446 6.89
Total For Institutions In Market 17 605,620 9 9 Alliance Financial Corp. (NY) 13 328,558 4.13
Total For Institutions In Market 138 7,964,040
Onondaga, NY
Madison
County
Oswego
County
2009
Rank Rank Institution (ST)
Number of
Branches
Total Deposits
in Market
Total Market
Share (%)
2009
Rank Rank Institution (ST)
Number of
Branches
Total Deposits
in Market
Total Market
Share (%)
1 1 Oneida Financial Corp. (MHC) (NY) 8 450,325 44.38 1 1 Pathfinder Bancorp Inc. (MHC) (NY) 14 316,215 24.69
2 2 Alliance Financial Corp. (NY) 5 357,693 35.25
2 8 JPMorgan Chase & Co. (NY) 1 233,969 18.27
3 3 KeyCorp (OH) 3 91,065 8.97 3 2 Fulton Savings Bank (NY) 6 189,418 14.79
4 4 Royal Bank of Scotland Group 2 63,873 6.29 4 3 HSBC Holdings plc 2 173,963 13.58
5 5 M&T Bank Corp. (NY) 2 28,732 2.83
5 5 Alliance Financial Corp. (NY) 4 133,223 10.40
Total For Institutions In Market 22 1,014,712 Total For Institutions In Market 37 1,280,764
Syracuse MSA
2009
Rank
2008
Rank Institution (ST)
Number of
Branches
Total Deposits
in Market
Total Market
Share (%)
1 1 M&T Bank Corp. (NY) 30 2,178,955 21.24
2 2 KeyCorp (OH) 28 1,832,771 17.86
3 3 HSBC Holdings plc 19 1,199,218 11.69
4 5 JPMorgan Chase & Co. (NY) 13 860,575 8.39
5 4 Alliance Financial Corp. (NY) 22 819,474 7.99
Total For Institutions In Market 197 10,259,516
2008
2008

Alliance Growth History: Seamless Integrations
Alliance has been successful in complementing organic growth with acquisitions and de-novo expansion.
Acquisitions
• Q4 2006 – Bridge Street Financial Corporation
$252 million fair value of assets acquired
$173 million fair value of deposits assumed
7 Branches
Contiguous to existing footprint
Bridge Street cost reductions exceeded 40%
• Q1 2005 – HSBC Trust Portfolio
$560MM Portfolio of managed assets - Buffalo, NY Office
Non-interest sensitive revenue from HSBC acquisition key to diversification
De-novo expansion
• Onondaga County, NY
2000 to 2006 - Opened 8 branches in the greater Syracuse area

Exceptional asset quality given operating environment
Consistently superior to peer averages
Reflects disciplined underwriting, low volatility of regional economy and real estate market
Asset Quality
(Dollars in Thousands)
6/30/2008 9/30/2008 12/31/2008 3/31/2009 6/30/2009 9/30/2009
30 Days past due 5,915 $       5,622 $       11,124 $     8,938 $      8,990 $       9,993 $
60 days past due 1,019 555 4,736 3,168 3,788 2,141
90 days past due and still accruing 52 217 126 299 23 127
Non-accrual 5,776 4,507 4,352 5,620 7,588 10,084
Total non-performing loans and leases 5,828 4,724 4,478 5,919 7,611 10,211
ORE and repossessed assets 138 328 657 829 373 340
Total non-performing assets 5,966 $       5,052 $       5,135 $       6,748 $      7,984 $       10,551 $
Non-performing loans/total loans 0.65% 0.52% 0.49% 0.64% 0.81% 1.10%
Non-performing assets/total assets 0.45% 0.37% 0.38% 0.48% 0.55% 0.72%
SNL Banks $1B - $5B 1.78% 2.21% 2.69% 3.45% 3.95% n/a
Allowance for credit losses 8,651 $       8,875 $       9,161 $       9,707 $      9,859 $       10,006 $
Allowance/total loans 0.96% 0.97% 1.01% 1.05% 1.05% 1.08%
Allowance/NPL's 148% 188% 205% 164% 130% 98%
SNL Banks $1B - $5B (Allow./NPA's) 60% 52% 47% 41% 38% n/a
Net charge-offs 844 $          625 $          1,690 $       1,204 $      1,648 $       978 $
Net charge-offs/average loans 0.37% 0.28% 0.74% 0.53% 0.71% 0.42%
SNL Banks $1B - $5B 0.83% 0.89% 1.67% 1.20% 2.21% n/a
Provision/net charge-offs 155% 136% 117% 145% 109% 115%
SNL Banks $1B - $5B 154% 151% 150% 153% 123% n/a

Modest upward trend in NPA’s reflect general macroeconomic conditions
Non-Performing Assets at 1/5
th
of $1B - $5B peer banks
Non-Performing Assets/Total Assets
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
4.00%
4.50%
2005
Q1
2005
Q2
2005
Q3
2005
Q4
2006
Q1
2006
Q2
2006
Q3
2006
Q4
2007
Q1
2007
Q2
2007
Q3
2007
Q4
2008
Q1
2008
Q2
2008
Q3
2008
Q4
2009
Q1
2009
Q2
2009
Q3
Alliance SNL Banks $1B
-
$5B

✓

✓

Thousands
12.5% CAGR

Alliance Financial Corporation

Rate of growth enhanced by acquisition of Bridge Street Financial in 2006
Greater opportunity for organic growth with competitive dislocations
Consistent Balance Sheet Growth
$0
$200,000
$400,000
$600,000
$800,000
$1,000,000
$1,200,000
$1,400,000
$1,600,000
2005
Q1
2005
Q2
2005
Q3
2005
Q4
2006
Q1
2006
Q2
2006
Q3
2006
Q4
2007
Q1
2007
Q2
2007
Q3
2007
Q4
2008
Q1
2008
Q2
2008
Q3
2008
Q4
2009
Q1
2009
Q2
2009
Q3
Total Assets

Residential
Mortgage
38.3%
Owner
Occupied
CRE
6.3%
Non-Owner
Occupied
CRE
3.9%
Commercial
Construction
0.4%
Commercial
and
Industrial
11.7%
Leases, Net
8.3%
Indirect Auto
21.0%
Home equity
LOC
6.9%
Consumer
3.2%
Loan classifications based on regulatory reporting guidelines
Further detail on CRE included in appendix
Loan Portfolio by Type
(Dollars in Thousands)
September 30, 2009
Deposit Type Amount % of Total
Residential Mortgage 353,721 $   38.3%
Owner Occupied CRE 57,930 6.3%
Non-Owner Occupied CRE 36,323 3.9%
Commercial Construction 3,712 0.4%
Commercial and Industrial 108,507 11.7%
Leases, Net 76,117 8.3%
Indirect Auto 194,267 21.0%
Home equity LOC 63,434 6.9%
Consumer 29,519 3.2%
Total 923,530 $   100.0%

Deposit growth a combination of acquisition driven and organic growth
Recent core deposit growth initiatives enhanced by:
Flight to quality/safety
Strong balance sheet
High brand awareness
Upgraded treasury management and internet banking platform
Total Deposits
$0
$200,000
$400,000
$600,000
$800,000
$1,000,000
$1,200,000
2005
Q1
2005
Q2
2005
Q3
2005
Q4
2006
Q1
2006
Q2
2006
Q3
2006
Q4
2007
Q1
2007
Q2
2007
Q3
2007
Q4
2008
Q1
2008
Q2
2008
Q3
2008
Q4
2009
Q1
2009
Q2
2009
Q3
12.4% CAGR

(Dollars in Thousands)
September 30, 2009
Deposit Type
Amount % of Total
Noninterest Bearing Demand 151,998 $     14.0%
Interest Bearing Demand 119,048        11.0%
Savings 93,329          8.6%
Money Market 330,345        30.4%
CD's, $100,000 or more 109,477        10.1%
CD's, Less than $100,000 168,027        15.5%
Brokered CD's 112,687        10.4%
Total 1,084,911 $  100.0%
Noninterest
Bearing
Demand
14.0%
Interest
Bearing
Demand
11.0%
Savings
8.6%
Money Market
30.4%
CD's >=
$100,000
10.1%
CD's <
$100,000
15.5%
Brokered
CD's
10.4%
Growing, diversified deposit base
Incentive programs focused on demand account growth
Deposit Composition

2005
2006
2007
2008
2009 YTD

1Q2005
2Q2005
3Q2005
4Q2005
1Q2006
2Q2006
3Q2006
4Q2006
1Q2007
2Q2007
3Q2007
4Q2007
1Q2008
2Q2008
3Q2008
4Q2008
1Q2009
2Q2009
3Q2009

Alliance Financial Corporation

Net Income Growth Driven by Higher Margin
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
(000's)
Quarterly Net Income
$0
$2,000
$4,000
$6,000
$8,000
$10,000
$12,000
(000's)
Annual and YTD 9/30 Net Income
Net Income Tarp Dividend
3.47%
2.93%
3.62%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
4.00%
4.50%
Tax Equivalent Net Interest Margin
ALNC SNL Banks $1B - $5B
Net Income Tarp Dividend

Alliance Investment Management
• In 2005 Alliance acquired $560 million in trust assets under management from HSBC and established a trust administration office in Buffalo New York.
• Alliance Investment Management, a division of Alliance Bank with trust powers, had
$778 million of assets under management at 9/30/09.
• Year to date revenue for this business is $5.3 million. Year end 2008 revenue was
$8.7 million.
• Non-interest income = 30% of total revenue in 2009

Disciplined community banking philosophy delivers relatively stable return on equity
Performance superior to peer indexes
Return on Average Equity
-20.00%
-16.00%
-12.00%
-8.00%
-4.00%
0.00%
4.00%
8.00%
12.00%
16.00%
2005
Q1
2005
Q2
2005
Q3
2005
Q4
2006
Q1
2006
Q2
2006
Q3
2006
Q4
2007
Q1
2007
Q2
2007
Q3
2007
Q4
2008
Q1
2008
Q2
2008
Q3
2008
Q4
2009
Q1
2009
Q2
2009
Q3
Alliance SNL Banks $1B - $5B

Strong Capital Ratios
5.8%
7.4%
11.5%
12.7%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
TCE/TA Tier 1 Leverage Tier 1 RB Capital Total RB Capital
September 30, 2009
Strong balance sheet supported by ample tangible common equity
Regulatory capital ratios comfortably above well-capitalized thresholds

Year To Date
9.9
7.3
-32.9
-40.0
-30.0
-20.0
-10.0
0.0
10.0
20.0
Price Change (%)
ALNC
SNL Mid-Atlantic Bank
SNL Bank $1B-$5B

One Year
15.5
-17.3
-36.0
-40.0
-30.0
-20.0
-10.0
0.0
10.0
20.0
Price Change (%)
ALNC
SNL Mid-Atlantic Bank
SNL Bank $1B-$5B

Three Year
-12.8
-55.7
-61.0
-70.0
-60.0
-50.0
-40.0
-30.0
-20.0
-10.0
0.0
Price Change (%)
ALNC
SNL Mid-Atlantic Bank
SNL Bank $1B-$5B

Five Year
-7.0
-50.1
-55.2
-60.0
-50.0
-40.0
-30.0
-20.0
-10.0
0.0
Price Change (%)
ALNC
SNL Mid-Atlantic Bank
SNL Bank $1B-$5B

Alliance Financial Corporation

19 Historical Stock Price Performance Through 10/30/09 Stock performance significantly and consistently better than peer indexes

Looking Ahead
• Focus on Organic Growth
Take advantage of dislocation of competitive market, particularly in commercial lending
Focus on relationships to increase deposit penetration
Strong internet banking platform with unique brand introduced in 2009
• Profitability
Continued focus on net interest margin
Quality earning-asset growth
Core deposit focus
Diligent expense control
• Continued Emphasis on Credit Quality
• Acquisition Opportunities Enhanced by Market Dislocations
Whole bank
Branches
Asset management

• Strong Earnings Performance Driven by Significant Net Interest Margin Growth and
Diversified Revenue Stream
• Emphasis on Core Deposits and Relationship Banking
• Controlled Organic Growth With Continued Opportunity to Exploit Competitive
Market Dislocation
• Geographic Market Positioning
• Leading Community Bank in our Footprint, with Strong Brand Recognition
• Strong Asset Quality, Capital Ratios, and Liquidity
13
th
Bank to redeem TARP Senior Preferred Stock; approved by OCC and
Federal Reserve without conditions following review of internal stress tests
Conservative Securities Portfolio
• Experienced Board and Management Team
• Insider Commitment: Substantially all Directors’ Fees Deferred to Purchase Alliance
Common Stock
• Proven Ability to Execute Acquisitions
Why Invest in Alliance Financial Corp.